[LOGO]
                                 Contact:   Mark Murphy, Chief Executive Officer
                                            (949) 769-3200

                                            Jeff Stanlis, Investor Relations
                                            Hayden Investor Relations.
                                            (602) 476-1821


For Immediate Release


           PRO-DEX, INC. ANNOUNCES FISCAL SECOND QUARTER 2009 RESULTS

                            Returns to Profitability
                      Books Purchase Order for New Product
              Record $12.1 Million Backlog as of December 31, 2008
        Addition of Dedicated Motion Control Business Development Manager

      IRVINE, CA, February 12, 2009 - PRO-DEX, INC. (NASDAQ: PDEX) today announced financial results for the second fiscal quarter 2009, the period ending December 31, 2008.

      Consolidated net sales for the fiscal second quarter decreased 14% to $5.2 million compared to $6.1 million reported for the fiscal second quarter of 2008. The decrease was primarily due to the delivery of a single product to a major medical customer during the second quarter of last fiscal year. These sales were not repeated in the second quarter of fiscal 2009 as this customer plans to replace this product with newly developed product that Pro-Dex is forecasting to begin shipping in the second half of this fiscal year. In addition, the Company has been exiting the sale of low-profit, non-differentiated products. Lastly, the second quarter of fiscal year 2008 included customer-funded development fees that were not repeated this year.

      Consolidated gross profit for the quarter ended December 31, 2008 decreased 18% over the same quarter in the previous year to $1.9 million, a 37% gross profit margin, compared to gross profit of $2.4 million or 38% gross profit margin last year. The decrease in gross profit dollars was volume related as margins remained relatively flat. It is important to note that gross margin profitability was maintained on lower sales dollars as higher costs related to the Company's new Irvine facility were offset by lower warranty expenses.

      Consolidated operating expenses for the fiscal second quarter 2009 decreased by $14,000 (1%) compared to the second fiscal quarter 2008.

      As a result, net income for the second fiscal quarter 2009 was $81,000 or $0.01 per basic and diluted share compared to net income of $305,000 or $0.03 per share on a basic and diluted basis for the three months ended December 31, 2008.

      Mark P. Murphy, the Company's President and Chief Executive Officer, commented, "We indicated to our shareholders last quarter that we were committed to returning to profitable operations and the generation of cash. Despite a substantial decrease in top line, we achieved both of those objectives this quarter, earning a small profit and generating over $400,000 in operating cash. Our strong bookings in Q2 included a $1.6 million order for a new product developed by Pro-Dex, evidencing a significant milestone in our rejuvenated business model and representing future off-set to the decreased sales of the second quarter. Our record backlog of $12.1 million at quarter-end is also an indication that strong demand for our products remains intact."

      Mr. Murphy added, "We continue to expand our business development capability across all of our business units in an effort to grow sales and penetrate new markets. Specifically, Pro-Dex recently hired a Business Development Manager to focus on worldwide sales of our Motion Control products."

      The Company completed the quarter ending December 31, 2008 with cash and cash equivalents of $406,000 compared to $517,000 as of June 30, 2008. Total working capital was $6.3 million as of December 31, 2008. At December 31, 2008, there was $400,000 borrowed against the Company's $4 million credit line compared to $2.0 million borrowed at June 30, 2008, evidencing our continued strong cash generation. Subsequent to the year end, Pro-Dex generated sufficient cash to fully retire the $271,000 balance on its Term Note which was originally scheduled to be retired in January 2010.

      Concluding, Mr. Murphy stated, "We are committed to generating profit at current sales levels, despite those levels being impacted by shifts in product mix and market conditions. At the same time, we are committed to building the top line through continued customer-funded product development and supporting the infrastructure required to increase top line sales. We have a strong and clean balance sheet, an ability to produce cash and are on a mission to increase profitability."

Teleconference Information:
---------------------------

      Investors and all others are invited to listen to a conference call discussing the second fiscal quarter 2009 results, today at 4:30 p.m. Eastern Time. The call is scheduled to be broadcast live over the Internet and may be accessed by visiting the Company's website at http://www.pro-dex.com or directly at http://www.videonewswire.com/event.asp?id=55887. Mark Murphy, Chief Executive Officer and Jeff Ritchey, Chief Financial Officer, plan to host the call. If you would like to join the call, dial (877) 356-8625 U.S. and (706) 634-9779 International, conference I.D. 84778840. You may identify the call as the Pro-Dex Second Quarter Earnings Call. An online archive of the broadcast will be available within one hour of the completion of the call and will be accessible on the Company's website for 30 days. Additionally, a telephone replay will be available 2 hours after the call for 48 hours by dialing (800) 642-1687 U.S. or
(706) 645-9291 for international callers, conference I.D. number 84778840.

      Pro-Dex Inc., with operations in Irvine, California, Beaverton, Oregon and Carson City, Nevada, specializes in bringing speed to market in the development and manufacture of technology-based solutions that incorporate embedded motion control, miniature rotary drive systems and fractional horsepower DC motors, serving the medical, dental, semi-conductor, scientific research and aerospace markets. Pro-Dex's products are found in hospitals, dental offices, medical engineering labs, scientific research facilities, commercial and military aircraft, and high tech manufacturing operations globally.

      For more information, visit the Company's website at www.pro-dex.com.

Statements herein concerning the Company's plans, growth and strategies may include 'forward-looking statements' within the context of the federal securities laws. Statements regarding the Company's future events, developments and future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. The Company's actual results may differ materially from those suggested as a result of various factors. Interested parties should refer to the disclosure concerning the operational and business concerns of the Company set forth in the Company's filings with the Securities and Exchange Commission.

                                (tables follow)

                         PRO-DEX, INC. and SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS


                                                   December 31, 2008  June 30,2008
                                                      (unaudited)       (audited)
                                                     ------------     ------------

ASSETS
Current assets:
       Cash and cash equivalents                     $    406,000     $    517,000
       Accounts receivable, net of allowance for
       doubtful accounts of $139,000 at
       December 31, 2008 and $144,000 at
       June 30, 2008                                    2,679,000        2,842,000
       Other current receivables                           12,000          205,000
       Inventories                                      4,006,000        5,101,000
       Prepaid expenses                                   171,000          214,000
       Prepaid income taxes                               908,000          860,000
       Deferred income taxes                            1,183,000        1,176,000
                                                     ------------     ------------
         Total current assets                           9,365,000       10,915,000
                                                     ------------     ------------
Property, plant, equipment, net                         6,282,000        6,470,000
                                                     ------------     ------------
Other assets:
       Goodwill                                         2,997,000        2,997,000
       Intangibles - Patents, net                       1,172,000        1,221,000
       Other                                               84,000           68,000
                                                     ------------     ------------
         Total other assets                             4,253,000        4,286,000
                                                     ------------     ------------
Total assets                                         $ 19,900,000     $ 21,671,000
                                                     ============     ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Credit Line                                     $    400,000     $  2,000,000
     Accounts payable                                     664,000        1,736,000
     Accrued expenses                                   1,258,000        2,053,000
     Income taxes payable                                      --          114,000
     Current portion Patent deferred payable               45,000               --
     Current portion of term note                         250,000          396,000
     Current portion of TI loan                           400,000               --
     Current portion of real estate loan                   31,000           30,000
                                                     ------------     ------------
         Total current liabilities                      3,048,000        6,329,000
Long-term liabilities:
     Term Note                                             21,000               --
     TI Loan                                            1,567,000               --
     Real estate loan                                   1,544,000        1,560,000
     Patent deferred payable                                   --           44,000
     Deferred income taxes                                290,000          290,000
     Deferred rent                                        184,000          150,000
                                                     ------------     ------------
         Total long-term liabilities                    3,606,000        2,044,000
                                                     ------------     ------------
Total liabilities                                       6,654,000        8,373,000
                                                     ------------     ------------
Shareholders' equity:
       Common shares; no par value;
       50,000,000 shares authorized;
       9,669,277 shares issued and outstanding
       December 31, 2008, 9,803,366 shares
       issued and outstanding June 30, 2008            16,530,000       16,545,000
       Accumulated deficit                             (3,284,000       (3,247,000)
                                                     ------------     ------------
         Total shareholders' equity                    13,246,000       13,298,000
                                                     ------------     ------------
Total liabilities and shareholders' equity           $ 19,900,000     $ 21,671,000
                                                     ============     ============

                         PRO-DEX, INC. and SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   Three months ended December 31 (unaudited)


                                                           2008             2007
                                                       -----------      -----------

Net sales                                              $ 5,237,000      $ 6,123,000

Cost of sales                                            3,305,000        3,769,000
                                                       -----------      -----------
Gross profit                                             1,932,000        2,354,000

Operating expenses:
     Selling                                               329,000          352,000
     General and administrative expenses                   833,000          866,000
     Research and development costs                        677,000          635,000
                                                       -----------      -----------
Total operating expenses                                 1,839,000        1,853,000
                                                       -----------      -----------
Income from operations                                      93,000          501,000

Other income (expense):
     Other income, net                                          --           48,000
     Royalty income                                          8,000           14,000
     Interest (expense), net                               (60,000)         (40,000)
                                                       -----------      -----------
Total                                                      (52,000)          22,000
                                                       -----------      -----------

Income before (benefit) provision for income taxes          41,000          523,000

(Benefit) provision for income taxes                       (40,000)         218,000
                                                       -----------      -----------
Net Income                                             $    81,000      $   305,000

Net Income per share:
                                                       -----------      -----------
     Basic                                             $      0.01      $      0.03
                                                       -----------      -----------
     Diluted                                           $      0.01      $      0.03
                                                       -----------      -----------

Weighted average shares outstanding - basic              9,698,913        9,718,366
                                                       -----------      -----------
Weighted average shares outstanding - diluted            9,714,917        9,888,356
                                                       -----------      -----------

           See notes to condensed consolidated financial statements.

                         PRO-DEX, INC. and SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    Six months ended December 31 (unaudited)

                                                             2008             2007
                                                        ------------       ------------

Net sales                                               $ 10,893,000       $ 12,114,000

Cost of sales                                              7,206,000          7,608,000
                                                        ------------       ------------
Gross profit                                               3,687,000          4,506,000

Operating expenses:
     Selling                                                 673,000            675,000
     General and administrative expenses                   1,681,000          1,601,000
     Research and development costs                        1,396,000          1,209,000
                                                        ------------       ------------
Total operating expenses                                   3,750,000          3,485,000
                                                        ------------       ------------
Income from operations                                       (63,000)         1,021,000

Other income (expense):
     Other income, net                                            --             48,000
     Royalty income                                            9,000             20,000
     Interest (expense), net                                (121,000)           (82,000)
                                                        ------------       ------------
Total                                                       (112,000)           (14,000)
                                                        ------------       ------------

Income (loss) before (benefit)
 provision for income taxes                                 (175,000)         1,007,000

(Benefit) provision for income taxes                        (138,000)           376,000
                                                        ------------       ------------
Net income (loss)                                       $    (37,000)      $    631,000

Net Income (loss) per share:
     Basic                                              $      (0.00)      $       0.06
                                                        ------------       ------------
     Diluted                                            $      (0.00)      $       0.06
                                                        ------------       ------------

Weighted average shares outstanding - basic                9,741,160          9,718,366
                                                        ------------       ------------
Weighted average shares outstanding - diluted              9,741,160          9,926,306
                                                        ------------       ------------

           See notes to condensed consolidated financial statements.

                         PRO-DEX, INC. and SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                    Six months ended December 31 (unaudited)



                                                                  2008            2007
                                                              -----------      -----------
Cash Flows from Operating Activities:
Net Income                                                    $  (37,000)      $  631,000
     Adjustments to reconcile net income to net
      cash provided by operating activities:
         Depreciation and amortization                            417,000          243,000
         Stock based compensation                                  86,000          103,000
         (Recovery) of provision for doubtful accounts             (5,000)         (18,000)
         (Decrease) in deferred taxes                              (7,000)         (87,000)
         Changes in:
              Decrease in accounts receivable                     362,000          395,000
              Decrease (increase) in inventories                1,095,000         (385,000)
              Decrease (increase) in prepaid expenses              43,000          (79,000)
              (Increase) in other assets                          (17,000)          (8,000)
              (Decrease) increase in accounts payable
               and accrued expenses                            (1,887,000)         417,000
              (Decrease) Increase in income taxes payable        (106,000)          54,000
Net Cash provided (used) by Operating Activities                  (56,000)       1,266,000
                                                              -----------      -----------

Cash Flows From Investing Activities:
     Purchases of equipment and leasehold improvements           (180,000)        (770,000)
                                                              -----------      -----------

Net Cash used in Investing Activities                            (180,000)        (770,000)
                                                              -----------      -----------

Cash Flows from Financing Activities:
     Net (payments) on line of credit                          (1,600,000)        (300,000)
     Principal (payments) on term note                           (126,000)        (125,000)
     Principal borrowing on TI Loan                             1,967,000               --
     Principal (payments) on mortgage                             (15,000)         (14,000)
     Principal (payment) on patent deferred payable                    --         (240,000)
     Stock repurchases                                           (101,000)              --
                                                              -----------      -----------

Net Cash provided by Financing Activities                         125,000         (679,000)
                                                              -----------      -----------

Net (decrease) in Cash and Cash Equivalents                      (111,000)        (183,000)
Cash and Cash Equivalents, beginning of period                    517,000          403,000
                                                              -----------      -----------

Cash and Cash Equivalents, end of period                      $   406,000      $   220,000
                                                              ===========      ===========

--------------------------------------------------------------------------------------------
                            Supplemental Information

Cash payments for interest                                    $   117,000      $    95,000

Cash payments for income taxes                                $         -      $   560,000
                                                              -----------      -----------
--------------------------------------------------------------------------------------------

           See notes to condensed consolidated financial statements.